Exhibit 10.5

EXECUTION VERSION

LENDER JOINDER AGREEMENT

THIS LENDER JOINDER AGREEMENT, dated as of November 16, 2018 (this “Lender Joinder Agreement”), by and among CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (in such capacity, the “Additional Commitment Lender”), PLY GEM MIDCO, INC. (formerly known as Pisces Midco, Inc.), a Delaware corporation (together with its successors and assigns, the “Borrower”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as collateral agent for the Secured Parties. Unless otherwise defined herein or on Annex I hereto, terms defined in the Credit Agreement referred to below and used herein shall have the meanings given to them in the Credit Agreement.

RECITALS:

WHEREAS, reference is made to the Cash Flow Credit Agreement, dated as of April 12, 2018 (as amended by the First Amendment to Cash Flow Credit Agreement, dated as of November 14, 2018, and as the same may be further amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the several banks and other financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent;

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may add Supplemental Term Loan Commitments of one or more Additional Commitment Lenders by entering into one or more Lender Joinder Agreements, provided that after giving effect thereto the aggregate amount of all Supplemental Term Loan Commitments shall not exceed the Maximum Incremental Facilities Amount; and

WHEREAS, the form of this Lender Joinder Agreement is appropriate in the opinion of the Borrower and the Administrative Agent to give effect to the making of the Supplemental Term Loans pursuant to the Supplemental Term Loan Commitments set forth on Schedule A annexed hereto.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

A.	The Additional Commitment Lender hereby agrees to commit to provide its Commitments as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below:

The Additional Commitment Lender (a) represents and warrants that it is legally authorized to enter into this Lender Joinder Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Subsections 5.1 and 7.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Lender Joinder Agreement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes each applicable Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to each such Agent, as applicable, by the terms thereof, together with such powers as are incidental thereto; (e) hereby affirms the acknowledgements and representations of the Additional Commitment Lender as a Lender contained in Subsection 10.5 of the Credit Agreement; and (f) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with the terms of the Credit Agreement all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, including its obligations pursuant to Subsection 11.16 of the Credit Agreement, and, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to Subsection 4.11(b) of the Credit Agreement.

B.	The Additional Commitment Lender hereby agrees to make its Supplemental Term Loan Commitment on the following terms and conditions on the Effective Date (as defined below):

1.           Additional Commitment Lender to Be a Lender. The Additional Commitment Lender acknowledges and agrees that upon its execution of this Lender Joinder Agreement that the Additional Commitment Lender shall on and as of the Effective Date become a “Lender” with respect to the Term Loan Tranche indicated on Schedule A, under, and for all purposes of, the Credit Agreement and the other Loan Documents, shall be subject to and bound by the terms thereof, shall perform all the obligations of and shall have all rights of a Lender thereunder, and shall make available such amount to fund its ratable share of outstanding Supplemental Term Loan Commitments on the Effective Date as the Administrative Agent may instruct.

2.           Certain Delivery Requirements. The Additional Commitment Lender has delivered or shall deliver herewith to the Borrower and the Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as the Additional Commitment Lender may be required to deliver to the Borrower and the Administrative Agent pursuant to Subsection 4.11 of the Credit Agreement.

3.           Credit Agreement Amendments. Pursuant to Subsection 2.8 of the Credit Agreement, on the Effective Date, the Credit Agreement is hereby amended as follows:

a.	Subsection 1.1 of the Credit Agreement is hereby amended by adding the following new definition, to appear in proper alphabetical order:

“First Lender Joinder Agreement Effective Date”: November 16, 2018.

b.	Subsection 2.2(b) of the Credit Agreement is hereby amended and restated as follows:

“(b) The Initial Term Loans of all the Lenders shall be payable in consecutive quarterly installments beginning on September 28, 2018 up to and including the Initial Term Loan Maturity Date (subject to reduction as provided in Subsection 4.4), on the dates (each such date, an “Installment Date”) and in the principal amounts, subject to adjustment as set forth below, equal to the respective amounts set forth below (together with all accrued interest thereon) opposite the applicable Installment Dates (or, if less, the aggregate amount of such Initial Term Loans then outstanding):

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Date	Amount

The last Business Day of each Fiscal Quarter ending prior to the First Lender Joinder Agreement Effective Date	0.25% of the aggregate initial principal amount of the Initial Term Loans on the Closing Date

The last Business Day of each Fiscal Quarter ending on or after the First Lender Joinder Agreement Effective Date and prior to the Initial Term Loan Maturity Date	$6,405,043.86

Initial Term Loan Maturity Date	all unpaid aggregate principal amounts of any outstanding Initial Term Loans

”.

4.           Conditions to Effectiveness. This Lender Joinder Agreement, including the agreement of the Additional Commitment Lender to make the Supplemental Term Loans requested to be made by it, shall become effective on the date (the “Effective Date”) on which the following conditions shall have been satisfied or waived:

a.	the Administrative Agent shall have received (i) this Lender Joinder Agreement, executed and delivered by the Borrower and the Additional Commitment Lender, and (ii) the acknowledgment and consent attached to this Lender Joinder Agreement (the “Acknowledgment”), executed and delivered by each Guarantor;

b.	the Administrative Agent shall have received a certificate from the Borrower and, substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section B.4, each other Loan Party, dated as of the Effective Date, substantially in the form of Exhibit F to the Credit Agreement, with appropriate insertions and attachments of resolutions or other actions, evidence of incumbency and the signature of authorized signatories and Organizational Documents, executed by a Responsible Officer and the Secretary or any Assistant Secretary or other authorized representative of such Loan Party;

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c.	the Administrative Agent shall have received the following executed legal opinions, each in form and substance reasonably satisfactory to the Administrative Agent:

i.	executed legal opinion of Debevoise & Plimpton LLP, counsel to the Borrower and the other Loan Parties;

ii.	executed legal opinion of Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to certain of the Loan Parties;

iii.	executed legal opinion of Holland & Hart LLP, special Nevada counsel to certain of the Loan Parties;

iv.	executed legal opinion of Lathrop Gage LLP, special California and Missouri counsel to certain of the Loan Parties;

v.	executed legal opinion of Marshall & Melhorn, LLC, special Ohio counsel to certain of the Loan Parties;

vi.	executed legal opinion of Adams and Reese LLP, special Texas counsel to certain of the Loan Parties; and

vii.	executed legal opinion of Dinsmore & Shohl LLP, special West Virginia counsel to certain of the Loan Parties;

d.	the Administrative Agent and the Panther Committed Lenders shall have received at least three Business Days prior to the Effective Date all documentation and other information about the Loan Parties mutually agreed to be required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Customer Due Diligence Requirements for Financial Institutions issued by the U.S. Department of Treasury Financial Crimes Enforcement Network under the Bank Secrecy Act, that has been reasonably requested in writing at least ten Business Days prior to the Effective Date;

e.	the Panther Committed Lenders, the Panther Lead Arrangers and the Agents, respectively, shall have received all fees related to the Panther Transactions payable to them to the extent due (which may be offset against the proceeds of the initial borrowing of the Supplemental Term Loans contemplated hereby);

f.	the Panther Lead Arrangers shall have received a certificate of the chief financial officer or treasurer (or other comparable officer) of the Borrower certifying the Solvency, after giving effect to the Panther Transactions, of the Borrower and its Subsidiaries on a consolidated basis in substantially the form of Exhibit H to the Credit Agreement;

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g.	substantially concurrently with the initial borrowing of the Supplemental Term Loans contemplated hereby, all commitments and amounts outstanding (other than contingent obligations) under (i) the Neptune Term Loan Credit Agreement and (ii) the Neptune ABL Credit Agreement, shall in each case have been repaid, redeemed, defeased, terminated or otherwise discharged (or irrevocable notice for the repayment, redemption, defeasance, termination or discharge thereof has been given);

h.	the Panther Parent Merger shall have been or, substantially concurrently with the initial borrowing of the Supplemental Term Loans contemplated hereby shall be, consummated in all material respects in accordance with the terms of the Panther Merger Agreement, without giving effect to any modifications, amendments, express waivers or express consents thereunder by Topco that are materially adverse to the Additional Commitment Lender without the consent of the Panther Lead Arrangers (such consent not to be unreasonably withheld, conditioned or delayed and provided that the Panther Lead Arrangers shall be deemed to have consented to such modification, amendment, waiver or consent unless they shall object thereto within three Business Days after receipt of written notice of such modification, amendment, waiver or consent), it being understood and agreed that (i) any change in the Aggregate Merger Consideration (as defined in the Panther Merger Agreement) shall not be deemed to be materially adverse to the Additional Commitment Lender and (ii) any modification, amendment, express waiver or express consent to the definition of “Neptune Material Adverse Effect” in the Panther Merger Agreement or to Section 3.8(c), Section 7.2(a)(iv) or Section 8.1(d)(i) (solely as it relates to the condition set forth in Section 7.2(a)(iv)) of the Panther Merger Agreement shall be deemed to be materially adverse to the Additional Commitment Lender; provided that the Panther Lead Arrangers shall be deemed to have consented to such modification, amendment, express waiver or express consent unless they shall object thereto within three Business Days after receipt of written notice of such modification, amendment, express waiver or express consent;

i.	the Panther Lead Arrangers shall have received (i) audited consolidated balance sheets and related statements of operations, stockholder’s equity and cash flows of Ply Gem Holdings, Inc. for the fiscal years ended December 31, 2016 and December 31, 2017, (ii) audited consolidated balance sheets and related statements of operations, stockholder’s deficit and cash flows of Atrium Corporation for the fiscal years ended December 31, 2016 and December 31, 2017, (iii) (x) the unaudited consolidated balance sheet and related statements of operations and cash flows of Atrium Corporation for the quarterly period ended March 31, 2018 and (y) the unaudited consolidated balance sheet and related statements of operations and cash flows of Ply Gem Holdings for the quarterly period ended March 31, 2018, (iv) the unaudited consolidated balance sheet and related statements of operations and cash flows of the Borrower for the quarterly period ended June 30, 2018, (v) audited consolidated balance sheets and related statements of operations, stockholders’ equity and cash flows of Neptune for the fiscal years ended October 30, 2016 and October 29, 2017 and (vi) unaudited consolidated balance sheets and related statements of operations and cash flows of Neptune for the fiscal quarters ended January 28, 2018, April 29, 2018 and July 29, 2018;

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j.	(i) the condition in Section 7.2(a) of the Panther Merger Agreement (but only with respect to the representations that are material to the interests of the Additional Commitment Lender, and only to the extent that the Borrower (and any of its Affiliates that is a party to the Panther Merger Agreement) has the right to terminate its (and their) obligations under the Panther Merger Agreement (or otherwise decline to consummate the Panther Parent Merger) without liability to the Borrower or any of its Affiliates as a result of a breach of such representations in the Panther Merger Agreement (the “Neptune Representations”; provided that the representation set forth in Section 3.8(c) of the Panther Merger Agreement shall be deemed a Neptune Representation)) shall have been satisfied and (ii) the Panther Specified Representations (as defined in Section B.5 hereof) shall be true and correct in all material respects, except to the extent they relate to a particular date in which case such Panther Specified Representations shall be true and correct in all material respects on and as of such date as if made on and as of such date;

k.	the Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower, dated as of the Effective Date, substantially in the form of Exhibit G to the Credit Agreement (with appropriate revisions to reflect (x) the Panther Merger Agreement rather than the Pisces Acquisition Agreement and the Atlas Acquisition Agreement and (y) the Panther Specified Representations rather than the Specified Representations);

l.	the Collateral Agent shall have obtained a valid security interest in the Collateral of Neptune and its subsidiaries (except to the extent that such subsidiaries are not required under Subsection 7.9 of the Credit Agreement to become party to the Guarantee and Collateral Agreement) covered by the Guarantee and Collateral Agreement (to the extent and with the priority contemplated therein and in the ABL/Cash Flow Intercreditor Agreement); and all documents, instruments, filings and recordations reasonably necessary in connection with the perfection and, in the case of the filings with the United States Patent and Trademark Office and the United States Copyright Office, protection of such security interests shall have been executed and delivered or made, or shall be delivered or made substantially concurrently with the initial funding of Supplemental Term Loans contemplated hereby pursuant to arrangements reasonably satisfactory to the Administrative Agent or, in the case of UCC filings, written authorization to make such UCC filings shall have been delivered to the Collateral Agent, and none of such Collateral shall be subject to any other pledges, security interests or mortgages except for Permitted Liens or pledges, security interests or mortgages to be released on the Effective Date; provided that with respect to any such Collateral the security interest in which may not be perfected by filing of a UCC financing statement or by possession of certificated Capital Stock of Neptune’s Domestic Subsidiaries (to the extent constituting Collateral) (provided that certificated Capital Stock of Neptune’s Subsidiaries will only be required to be delivered on the Effective Date to the extent received from Neptune, so long as the Borrower has used commercially reasonable efforts to obtain them on the Effective Date), if perfection of the Collateral Agent’s security interest in such Collateral may not be accomplished on or before the Effective Date after the applicable Loan Party’s commercially reasonable efforts to do so, then delivery of documents and instruments for perfection of such security interest shall not constitute a condition precedent to the initial borrowing of the Supplemental Term Loans contemplated hereby if the applicable Loan Party agrees to deliver or cause to be delivered such documents and instruments, and take or cause to be taken such other actions, as may be reasonably necessary to perfect such security interests in accordance with Subsection 7.9 of the Credit Agreement; and

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m.	the Collateral Agent shall have received customary lien searches in the United States reasonably requested by it at least 30 calendar days prior to the Effective Date; provided that if such lien searches have not been delivered to the Collateral Agent on or prior to the Effective Date after the Borrower’s commercially reasonable efforts to do so, then delivery of such lien searches shall not constitute a condition precedent to the initial borrowing of the Supplemental Term Loans contemplated hereby if the Borrower agrees to deliver or cause to be delivered such lien searches pursuant to arrangements to be mutually agreed between the Borrower and the Administrative Agent.

The making of the Supplemental Term Loans by the Additional Commitment Lender hereunder shall conclusively be deemed to constitute an acknowledgement by the Administrative Agent and the Additional Commitment Lender that each of the conditions precedent set forth in this Section B.4 shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person.

5.           Representations and Warranties. In order to induce the Additional Commitment Lender to enter into this Lender Joinder Agreement, the Borrower represents and warrants to the Additional Commitment Lender and the Administrative Agent that on and as of the date hereof after giving effect to this Lender Joinder Agreement:

a.	As of the Effective Date, after giving effect to the consummation of the Panther Transactions, the Borrower, together with its Subsidiaries on a consolidated basis, is Solvent.

b.	Each of the Loan Parties is duly organized and validly existing under the laws of the jurisdiction of its incorporation or formation, except (other than with respect to the Borrower), to the extent that the failure to be organized and existing would not reasonably be expected to have a Material Adverse Effect.

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c.	Each Loan Party has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform this Lender Joinder Agreement and any other Loan Documents entered into in connection therewith (the “First Lender Joinder Documents”) to which it is a party and, in the case of the Borrower, to obtain the initial extension of the Supplemental Term Loans hereunder, and each such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the First Lender Joinder Documents to which it is a party and, in the case of the Borrower, to authorize the initial extension of the Supplemental Term Loans contemplated hereby to it, if any, on the terms and conditions of this Lender Joinder Agreement and any Notes. This Lender Joinder Agreement has been duly executed and delivered by the Borrower, and each other First Lender Joinder Document to which any Loan Party is a party will be duly executed and delivered on behalf of such Loan Party. This Lender Joinder Agreement constitutes a legal, valid and binding obligation of the Borrower and each other First Lender Joinder Document to which any Loan Party is a party when executed and delivered will constitute a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, in each case except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

d.	The execution, delivery and performance of the First Lender Joinder Documents by any of the Loan Parties and the initial extension of the Supplemental Term Loans hereunder (i) will not violate the Senior ABL Agreement or the Senior Notes Indenture (giving effect to the Limited Condition Transaction provisions under and as defined in each such agreement) in any respect that would reasonably be expected to have a Material Adverse Effect, (ii) will not violate the Cash Flow Credit Agreement (as modified by this Lender Joinder Agreement) and (iii) solely to the extent of the incurrence of the Supplemental Term Loans contemplated hereby, the provision of guarantees and granting of security interests, will not violate any provision of the Organizational Documents of such Loan Party or any of the Restricted Subsidiaries, except (other than with respect to the Borrower) as would not reasonably be expected to have a Material Adverse Effect.

e.	No part of the proceeds of the initial extension of the Supplemental Term Loans contemplated hereby will be used for any purpose which violates the provisions of the Regulations of the Board, including Regulation T, Regulation U or Regulation X of the Board.

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f.	Solely relating to the Collateral to be perfected on the Effective Date and subject to the limitations set forth in the proviso to Section B.4.l hereof, upon the consummation of the Panther Transactions, the Guarantee and Collateral Agreement and the Mortgages (if any) will be effective to create (to the extent described therein) in favor of the Collateral Agent for the benefit of the Secured Parties, a valid and enforceable security interest in or liens on the Collateral described therein, except as to enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. Solely relating to the Collateral to be perfected on the Effective Date and subject to the limitations set forth in the proviso to Section B.4.l hereof, when (i) all Filings (as defined in the Guarantee and Collateral Agreement) have been completed, (ii) all applicable Instruments, Chattel Paper and Documents (each as described in the Guarantee and Collateral Agreement) constituting Collateral a security interest in which is perfected by possession have been delivered to, and/or are in the continued possession of, the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for purposes of perfection), in accordance with the applicable ABL/Cash Flow Intercreditor Agreement, Junior Lien Intercreditor Agreement or Other Intercreditor Agreement, (iii) all Deposit Accounts and Pledged Stock (each as defined in the Guarantee and Collateral Agreement) a security interest in which is required by the Security Documents to be perfected by “control” (as described in the Uniform Commercial Code as in effect in each applicable jurisdiction (in the case of Deposit Accounts) and the State of New York (in the case of Pledged Stock) from time to time) are under the “control” of the Collateral Agent, the Administrative Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for purposes of perfection), in accordance with the applicable ABL/Cash Flow Intercreditor Agreement, Junior Lien Intercreditor Agreement or Other Intercreditor Agreement and (iv) the Mortgages (if any) have been duly recorded in the proper recorders’ offices or appropriate public records and the mortgage recording fees and taxes in respect thereof, if any, are paid and the formal requirements of state or local law applicable to the recording of real property mortgages generally have been complied with, the security interests and liens granted pursuant to the Guarantee and Collateral Agreement and the Mortgages (if any) shall constitute (to the extent described therein and, with respect to the Mortgages (if any), only as relates to the real property security interests and liens granted pursuant thereto) a perfected security interest in (to the extent intended to be created thereby and required to be perfected under the Loan Documents), all right, title and interest of each pledgor or mortgagor (as applicable) party thereto in the Collateral described therein (excluding Commercial Tort Claims, as defined in the Guarantee and Collateral Agreement, other than such Commercial Tort Claims set forth on Schedule 6 thereto (if any)) with respect to such pledgor or mortgagor (as applicable). Notwithstanding any other provision of this Lender Joinder Agreement, capitalized terms that are used in this Section B.5.f and not defined in this Lender Joinder Agreement are so used as defined in the applicable Security Document.

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g.	The Borrower is not required to be registered as an “investment company”, or a company “controlled” by an entity required to be registered as an “investment company”, within the meaning of the Investment Company Act.

h.	To the extent applicable, except as would not reasonably be expected to have a Material Adverse Effect, (a) Holdings, the Borrower and each Restricted Subsidiary is in compliance with the Patriot Act and (b) the proceeds of the initial extension of the Supplemental Term Loans contemplated hereby will not be used for any purpose which violates any U.S. sanctions administered by OFAC.

For purposes of this Section B.5, with respect to Neptune and its Subsidiaries, the definition of “Material Adverse Effect” shall mean, on, or as of, the Effective Date, a “Neptune Material Adverse Effect” (as defined in the Panther Merger Agreement).

The foregoing representations and warranties shall be referred to herein collectively as the “Panther Specified Representations.”

6.           Reference to and Effect on the Credit Agreement and the Notes. On and after the effectiveness of this Lender Joinder Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Lender Joinder Agreement. The Credit Agreement, the Notes and each of the other Loan Documents, as specifically modified by this Lender Joinder Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Lender Joinder Agreement shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents. The Borrower hereby expressly acknowledges the terms of this Lender Joinder Agreement and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Lender Joinder Agreement and the transactions contemplated hereby and (ii) its grant of Liens on the Collateral to secure the Cash Flow Facilities Obligations (including, without limitation, in respect of the Supplemental Term Loans contemplated hereby) pursuant to the Security Documents.

7.           Credit Agreement Governs. Except as set forth in this Lender Joinder Agreement, Supplemental Term Loan Commitments shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

8.           Notice. For purposes of the Credit Agreement, the initial notice address of the Additional Commitment Lender shall be as set forth on Schedule A annexed hereto.

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9.           Recordation of the New Loans. Upon execution, delivery and effectiveness hereof, the Administrative Agent will record the Supplemental Term Loan Commitments made by the Additional Commitment Lender in the Register.

10.         Tax Matters. The parties hereto intend to treat the Initial Term Loans outstanding immediately prior to the Effective Date and the Supplemental Term Loans as one fungible tranche for U.S. federal and applicable state and local income tax purposes.

11.         Amendment, Modification and Waiver. This Lender Joinder Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

12.         Entire Agreement. This Lender Joinder Agreement, the Credit Agreement and the other Loan Documents represent the entire agreement among the parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any of the parties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

13.         GOVERNING LAW. THIS LENDER JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

14.         Severability. Any provision of this Lender Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

15.         Counterparts. This Lender Joinder Agreement may be executed by one or more of the parties to this Lender Joinder Agreement on any number of separate counterparts (including by facsimile and other electronic transmission), and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Lender Joinder Agreement to be duly executed, all as of the date first written above.

Credit Suisse AG, Cayman Islands Branch,
as Additional Commitment Lender

By:	/s/ Judith E. Smith
Name: Judith E. Smith
Title: Authorized Signatory

By:	/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

[Signature Page to Lender Joinder Agreement (Panther)]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

[Signature Page to Lender Joinder Agreement (Panther)]

PLY GEM MIDCO, INC.,
as Borrower

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

[Signature Page to Lender Joinder Agreement (Panther)]

Each Guarantor acknowledges and consents to each of the foregoing provisions of this Lender Joinder Agreement.  Each Guarantor further acknowledges and agrees that all Obligations with respect to the Initial Term Loan Commitments under the Credit Agreement as modified by this Lender Joinder Agreement shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement in accordance with the terms and provisions thereof. Each Guarantor reaffirms its obligations under the Loan Documents to which it is party. Without limiting the foregoing, each of the Guarantors hereby (i) acknowledges and agrees that all of its obligations under the Guarantee and Collateral Agreement and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by such Guarantor to the Collateral Agent for the benefit of the Secured Parties made pursuant to the Guarantee and Collateral Agreement and (iii) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the Guarantee and Collateral Agreement) include, among other things and without limitation, the due and punctual payment by the Borrower or the Guarantors, as applicable, when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on the Loans made pursuant to the Commitments under the Credit Agreement as modified by this Lender Joinder Agreement.

GUARANTORS:

PLY GEM INTERMEDIATE, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

PLY GEM HOLDINGS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Executive Vice President, Chief Financial Officer, Secretary and Treasurer

[Signature Page to Acknowledgment to Lender Joinder Agreement (Panther)]

PLY GEM INDUSTRIES, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Executive Vice President, Chief Financial Officer and Secretary

ATRIUM WINDOWS AND DOORS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

[Signature Page to Acknowledgment to Lender Joinder Agreement (Panther)]

ALENCO BUILDING PRODUCTS MANAGEMENT, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO EXTRUSION GA, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO EXTRUSION MANAGEMENT, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO HOLDING CORPORATION

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Acknowledgment to Lender Joinder Agreement (Panther)]

ALENCO INTERESTS, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO TRANS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO WINDOW GA, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALUMINUM SCRAP RECYCLE, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

AWC ARIZONA, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Acknowledgment to Lender Joinder Agreement (Panther)]

AWC HOLDING COMPANY

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

FOUNDATION LABS BY PLY GEM, LLC

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

GLAZING INDUSTRIES MANAGEMENT, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

GREAT LAKES WINDOW, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Acknowledgment to Lender Joinder Agreement (Panther)]

KROY BUILDING PRODUCTS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

MASTIC HOME EXTERIORS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

MW MANUFACTURERS INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

MWM HOLDING, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

NAPCO, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Acknowledgment to Lender Joinder Agreement (Panther)]

NEW ALENCO EXTRUSION, LTD.

By:	Alenco Extrusion Management, L.L.C., its general partner

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

NEW ALENCO WINDOW, LTD.

By:	Alenco Building Products Management, L.L.C., its general partner

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

NEW GLAZING INDUSTRIES, LTD.

By:	Glazing Industries Management, L.L.C., its general partner

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Acknowledgment to Lender Joinder Agreement (Panther)]

PLY GEM PACIFIC WINDOWS CORPORATION

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

PLY GEM SPECIALTY PRODUCTS, LLC

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

SIMEX, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

SIMONTON BUILDING PRODUCTS LLC

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

SIMONTON INDUSTRIES, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Acknowledgment to Lender Joinder Agreement (Panther)]

SIMONTON WINDOWS & DOORS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

SIMONTON WINDOWS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

VARIFORM, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Acknowledgment to Lender Joinder Agreement (Panther)]

ATRIUM CORPORATION

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

ATRIUM INTERMEDIATE HOLDINGS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

ATRIUM PARENT, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

AMERICAN SCREEN MANUFACTURERS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

ATRIUM EXTRUSION SYSTEMS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

[Signature Page to Acknowledgment to Lender Joinder Agreement (Panther)]

CHAMPION WINDOW, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

THERMAL INDUSTRIES, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

[Signature Page to Acknowledgment to Lender Joinder Agreement (Panther)]

SILVER LINE BUILDING PRODUCTS LLC

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President and Secretary

[Signature Page to Acknowledgment to Lender Joinder Agreement (Panther)]

SCHEDULE A

to

LENDER JOINDER AGREEMENT

SUPPLEMENTAL TERM LOAN COMMITMENTS

Additional Commitment Lender	Tranche of Supplemental Term Loan Commitment	Principal Amount Committed	Aggregate Amount of All Supplemental Term Loan Commitments	Maturity Date
Credit Suisse AG, Cayman Islands Branch	Initial Term Loan Tranche	$805,000,000	$805,000,000	April 12, 2025

Effective Date of Lender Joinder Agreement: As specified in Section B.4 above.

Notice Address for the Additional Commitment Lender:

Credit Suisse AG

Eleven Madison Avenue

New York, NY 10010

Attention: Loan Operations – Agency Manager

Facsimile: 212-322-2291

Email: agency.loanops@credit-suisse.com

ANNEX I

to

LENDER JOINDER AGREEMENT

Annex I

“Neptune”: NCI Building Systems, Inc., a Delaware corporation, and any successor in interest thereto.

“Neptune ABL Credit Agreement”: that certain ABL Credit Agreement, dated as of February 8, 2018 (as amended, supplemented, waived or otherwise modified from time to time), among NCI Group, Inc., Robertson-Ceco II Corporation, the subsidiary borrowers from time to time party thereto, Neptune, the several banks and other financial institutions from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent and collateral agent.

“Neptune Term Loan Credit Agreement”: that certain Term Loan Credit Agreement, dated as of February 8, 2018 (as amended, supplemented, waived or otherwise modified from time to time), among Neptune, the several banks and other financial institutions from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent.

“Panther Borrower Merger”: the merger of the Borrower with and into Neptune, with Neptune being the survivor of such merger.

“Panther Committed Lenders”: Credit Suisse AG, Cayman Islands Branch, JPMorgan Chase Bank, N.A., UBS AG, Stamford Branch, Barclays Bank PLC, Bank of America, N.A., Deutsche Bank AG New York Branch, Goldman Sachs Bank USA, Royal Bank of Canada, Crédit Agricole Corporate and Investment Bank, Jefferies Finance LLC, MUFG Union Bank, N.A., Natixis, New York Branch and Société Générale.

“Panther Holdings Merger”: the merger of Holdings with and into Neptune, with Neptune being the survivor of such merger.

“Panther Lead Arrangers”: in respect of the Supplemental Term Loan Commitments contemplated hereby, Credit Suisse Loan Funding LLC, JPMorgan Chase Bank, N.A., UBS Securities LLC, Barclays Bank PLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, RBC Capital Markets, Crédit Agricole Corporate and Investment Bank, Jefferies Finance LLC, MUFG Union Bank, N.A., Natixis, New York Branch and SG Americas Securities, LLC, as Joint Lead Arrangers.

“Panther Merger Agreement”: the Agreement and Plan of Merger, dated as of July 17, 2018, among Topco, Neptune and, solely for purposes of certain sections thereunder, CD&R, as the same may be amended, supplemented, waived or otherwise modified from time to time.”

“Panther Parent Merger”: the merger of Topco with and into Neptune, with Neptune being the survivor of such merger.

“Panther Transactions”: collectively, any or all of the following (whether taking place prior to, on or following the Effective Date): (i) the conversion of the Borrower into a Delaware limited liability company, (ii) the conversion of Holdings into a Delaware limited liability company, (iii) the entry into the Panther Merger Agreement and the consummation of the transactions contemplated thereby, including the Panther Parent Merger (which Panther Parent Merger shall occur following the conversions described in the preceding clauses (i) and (ii) of this definition), (iv) following the consummation of the Panther Parent Merger, the Panther Holdings Merger, (v) following the consummation of the Panther Holdings Merger, the Panther Borrower Merger, (vi) the entry into that certain Amendment No. 1 to the Senior ABL Agreement, dated as of August 7, 2018, that certain Amendment No. 3 to the Senior ABL Agreement, dated as of November 14, 2018, and that certain Amendment No. 4 to the Senior ABL Agreement, dated as of the Effective Date, and any incurrence of Indebtedness under the Senior ABL Agreement, (vii) the entry into this Lender Joinder Agreement and incurrence of the Supplemental Term Loans hereunder, (viii) the repayment of certain existing Indebtedness of Neptune and its subsidiaries, (ix) the repayment of certain existing Indebtedness of the Borrower and its subsidiaries and (x) all other transactions relating to any of the foregoing (including payment of fees, premiums and expenses related to any of the foregoing).